UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

Form 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 15, 2019

Cytokinetics, Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

280 East Grand Avenue, South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 624-3000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CYTK	The Nasdaq Global Select Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Company’s Annual Meeting of Stockholders on May 15, 2019 (the “Annual Meeting”), as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. Of the 55,373,139 shares of the Company’s common stock entitled to vote at the Annual Meeting, 51,793,931 shares of common stock, or 93.54%, of the total eligible votes to be cast, were represented at the Annual Meeting in person or by proxy, constituting a quorum. A more complete description of each matter is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 3, 2019.

Proposal 1: Election of Three Class III Directors

The stockholders elected Santo J. Costa, John T. Henderson, M.B., Ch.B. and B. Lynne Parshall as Class III Directors, each to serve for a three-year term and until their successors are duly elected and qualified or their earlier resignation or removal. The voting for each director was as follows:

Name	For	Withheld	Broker Non-Vote
Santo J. Costa	36,654,036	8,970,396	6,169,499
John T. Henderson, M.B., Ch.B.	36,769,700	8,854,732	6,169,499
B. Lynne Parshall	45,072,202	552,230	6,169,499

Proposal 2: Approval of the Amendment and Restatement of the Amended and Restated 2004 Equity Incentive Plan

The stockholders approved the Amendment and Restatement of the Amended and Restated 2004 Equity Incentive Plan. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
36,582,091	9,015,000	27,341	6,169,499

Proposal 3: Ratification of Selection of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019

The stockholders ratified the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The votes were as follows:

For	Against	Abstain
51,549,209	142,913	101,809

Proposal 4: Advisory Vote on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Shareholders. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
44,888,236	691,878	44,318	6,169,499

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytokinetics, Incorporated

May 16, 2019	By:	/s/ Robert Wong
	Name:	Robert Wong
	Title:	Vice President, Chief Accounting Officer